Exhibit 99.3

Gogo to Acquire Satcom Direct

Establishes the only multi-orbit, multi-band, global in-flight connectivity provider serving the fast-growing business aviation and military/government mobility markets

Delivers Significant Strategic and Financial Benefits

- **Establishes** a unique LEO-GEO-ATG product line for BA
- **Combines** two respected BA-focused companies
- **Provides** Gogo entry into the large and fast-growing military/government mobility vertical
- **Expands** platform for the sale and service of new products as technology evolves
- **Complementary** OEM and aftermarket positions will drive enhanced recurring revenue with long customer lifetimes

Pro Forma Combined Company 2024E

~$890M	~24%	$100M+
Revenue	Adj. EBITDA Margin	Free Cash Flow

Expected Annual Run-Rate Cost Synergies	$25-30M	2 years post-closing

Strong Long-Term Financial Profile

~10%	Mid-20%	Significant
Expected Long-term Annual Revenue Growth	Expected Long-term Adj. EBITDA Margin	Free Cash Flow Accretion

Establishing an Unmatched BA Offering



GEO
LEO
Forthcoming
AVANCE
SDR
DASH
SD Pro & FDF
North America
(ATG)
Rest of World
(Satellite)

- Multi-orbit (GEO, LEO, ATG)
- B2B enterprise network reliability
- Multi-bearer routers
- Solutions for all BA aircraft sizes
- Software strength from aircraft tip to tail
- Complementary geographies
- Global sales force and customer service

SD satcom direct.

Financial Overview[1]

~$485M	~17%	13%
2024E Revenue	Adjusted EBITDA Margin	2021A-2024E Revenue CAGR

Serving Attractive Verticals



20%
Military/ Government
Approximate Revenue Splits by Vertical
80%
Business Aviation

Complementary Business Profile

6,000	13	100+	1997
Aircrafts in service	Global offices	Countries with customers	Founding year

- Strong talent with deep satellite connectivity expertise
- World-class customer service & support globally
- Strong OEM relationships drive UOL growth
- Customer-centric, innovative culture

Transaction Details

Consideration

$375M cash[2] and **5M** Gogo shares at closing

Additional potential consideration of up to **$225M**, based on retaining and growing broadband customers above certain thresholds

Closing

Expected **by the end of 2024** subject to regulatory approvals and other customary closing conditions

1. On a pro forma adjusted basis
2. Subject to customary adjustments

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned against relying on forward-looking statements as it is very difficult to predict the impact of known factors and it is impossible to anticipate all factors that could affect actual results. These forward-looking statements include, without limitation, statements regarding the Company's business outlook, industry, business strategy, plans, goals and expectations concerning the Company's market position, international expansion, future technologies, future operations, margins, profitability, future efficiencies, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this document, the words "anticipate," "assume," "believe," "budget," "continue," "could," "estimate," "expect," "forecast," "intend," "may," "plan," "potential," "predict," "project," "should," "will," "future" and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this document. Forward-looking statements reflect the Company's current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company can give you no assurance these expectations will prove to have been correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from the Company's expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, our ability to effectively evaluate and pursue strategic opportunities. Additional information concerning these and other factors can be found under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission (the "SEC") on February 28, 2024, and in the Company's Quarterly Reports on Form 10-Q as filed with the SEC on May 7, 2024 and August 7, 2024.

In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this report document may not be realized and you are cautioned against relying thereon. All forward-looking statements attributable to the company or persons acting on the company's behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

© 2024 Gogo Inc.